Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Second Amendment”) dated as of October 20, 2006 is made by and among TRIUMPH GROUP, INC., a Delaware corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association as Administrative Agent for the Banks under the Amended and Restated Credit Agreement referred to herein (hereinafter referred to in such capacity as the “Administrative Agent”), BANK OF AMERICA, N.A., in its capacity as syndication agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Syndication Agent”), CITIZENS BANK OF PENNSYLVANIA, in its capacity as documentation agent for the Banks under such agreement (herein referred to in such capacity as the “Documentation Agent”) and each of MANUFACTURERS AND TRADERS TRUST COMPANY and JPMORGAN CHASE BANK, N.A., each in its capacity as Managing Agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Managing Agent”) and PNC BANK, NATIONAL ASSOCIATION;  BANK OF AMERICA, N.A.; CITIZENS BANK OF PENNSYLVANIA; MANUFACTURERS AND TRADERS TRUST COMPANY; NATIONAL CITY BANK;  JPMORGAN CHASE BANK, N.A.; SOVEREIGN BANK, BRANCH BANKING AND TRUST COMPANY; LASALLE BANK NATIONAL ASSOCIATION as the Banks; and PNC CAPITAL MARKETS, LLC as Lead Arranger.

Reference is made to the Amended and Restated Credit Agreement dated as of July 27, 2005 by and among the Borrower, the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Managing Agents, as amended pursuant to that First Amendment To Amended And Restated Credit Agreement dated as of September 18, 2006 (the “Credit Agreement”).  (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Credit Agreement.)

The Borrower, the Banks and the Agents have agreed that the Credit Agreement be amended as provided herein, effective as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)           Increase in Revolving Credit Commitments; Amendment to Schedule of Commitments (Schedule 1.1(B)).

Effective on the date hereof (the “Second Amendment Effective Date”):

(1)           Schedule 1.1(B) to the Credit Agreement is amended and restated as set forth on Schedule 1.1(B) attached hereto and the Revolving Credit Commitments are amended to reflect the amounts set forth on such revised Schedule 1.1(B).  Each of the parties hereto acknowledges and agrees that Deutsche Bank Trust Company Americas (“Deutsche Bank”) was a Bank with a Commitment included on Schedule 1.1(B) to the Credit Agreement in effect before the Second Amendment Effective Date, but is simultaneously herewith terminating its Commitment and ceasing to be a Bank under the Credit Agreement.  Effective on the Second

Amendment Effective Date, Deutsche Bank’s entire Commitment has been reallocated to other existing Banks such that the Commitments of the Banks as of the Second Amendment Effective Date is as set forth on revised Schedule 1.1(B) attached hereto;

(2)           As per the provisions of Section 10.11.2 (Additional Banks) of the Credit Agreement, on the Second Amendment Effective Date: (i) the Borrower shall repay all Revolving Credit Loans, subject to Section 4.5 (Additional Compensation in Certain Circumstances), and reborrow a like amount; and (ii) all of the Banks shall participate in such new Revolving Credit Loans and in outstanding Letters of Credit in accordance with their Ratable Shares as modified on the Second Amendment Effective Date; and

(3)           The Borrower shall execute and deliver to each of the Banks whose Revolving Credit Commitments are changing (each a “Changing Bank”) a new Note as provided in Section 2(c) of this Second Amendment.

(b)           Amendment to Pricing Grid (Exhibit 1.1(P)(2));  Change in Pricing.

The pricing grid attached as Exhibit 1.1(P)(1) to the Credit Agreement is hereby amended and restated to read as set forth on Exhibit 1.1(P)(1) attached hereto.  The change in pricing resulting from such amendment shall be effective on the Second Amendment Effective Date.

(c)           Definitions (Section 1.1).

(i)            Existing Definitions.

The following defined terms contained in Section 1.1 of the Credit Agreement are hereby amended and restated to read as set forth below:

Expiration Date shall mean, with respect to the Revolving Credit Commitments, June 30, 2011.

(ii)           New Definitions.

The following new defined terms are hereby added to Section 1.1 of the Credit Agreement to read as set forth below:

Consolidated Senior Indebtedness shall mean Total Indebtedness less Subordinated Indebtedness.

Second Amendment Effective Date shall mean the date upon which all of the conditions precedent to the Second Amendment shall have been met.

Senior Indebtedness to EBITDA Ratio shall mean the ratio of Consolidated Senior Indebtedness to Consolidated Adjusted EBITDA.

Subordinated Indebtedness shall mean (i) Indebtedness of the Borrower under the Convertible Debt Documents (provided that such Indebtedness shall at all times be

2

subordinated pursuant to the subordination provisions contained therein), and (ii) any other subordinated Indebtedness of the Borrower provided that such Indebtedness is subordinated to the Indebtedness under the Loan Documents on terms acceptable to, and approved in writing by, the Administrative Agent.

(d)           Right to Increase Commitments (Section 2.1.2).

The first sentence of Section 2.1.2 (Right to Increase Commitments) is hereby amended and restated to read as follows:

“Provided that there is no Event of Default or Potential Default, if the Borrower wishes to increase the Revolving Credit Commitments, Borrower shall notify the Administrative Agent thereof, provided that any such increase shall be in a minimum of $10,000,000 and the aggregate of all such increases shall not exceed $50,000,000 (excluding in such computation increases in the Revolving Credit Commitments made on or before the Second Amendment Effective Date).”

(e)           Maximum Total Indebtedness to EBITDA Ratio (Section 7.2.16).

Section 7.2.16 (Maximum Total Indebtedness to EBITDA Ratio) of the Credit Agreement is hereby amended and restated to read as follows:

“7.2.16                    Maximum Total Indebtedness to EBITDA Ratio.

The Borrower shall not at any time permit the Total Indebtedness to EBITDA Ratio, calculated as of the end of each fiscal quarter, to exceed 4.50 to 1.00.”

(f)            Maximum Senior Indebtedness to EBITDA Ratio (New Section 7.2.23).

A new Section 7.2.23 (Maximum Senior Indebtedness to EBITDA Ratio) of the Credit Agreement is hereby added to the Credit Agreement to read as follows:

“7.2.23                    Maximum Senior Indebtedness to EBITDA Ratio.

The Borrower shall not at any time permit the Senior Indebtedness to EBITDA Ratio, calculated as of the end of each fiscal quarter, to exceed 3.0 to 1.00.”

2.     Effectiveness of Second Amendment.  This Second Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied.

(a)           Execution of this Second Amendment.

This Second Amendment shall have been executed by the Borrower, each of the Guarantors and each of the Banks.

3

(b)           Opinion of Counsel.

There shall be delivered to the Administrative Agent for the benefit of each Bank a written opinion of John Wright, counsel for the Borrower and the Guarantors (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the date of this Second Amendment and in form and substance satisfactory to the Administrative Agent and its counsel as to the authorization, execution, delivery, no conflict and enforceability of this Second Amendment and the Credit Agreement as amended hereby.

(c)           New Revolving Credit Notes.

The Borrower shall have executed and delivered to each Changing Bank a new Revolving Credit Note in the amount of such Changing Bank’s Revolving Credit Commitment as amended on the Second Amendment Effective Date.

(d)           Termination of Deutsche Bank’s Commitment.

The Commitment of Deutsche Bank shall have been terminated and the Agent shall have received an executed payoff letter in form and substance acceptable to the Agent from Deutsche Bank with respect to its termination of Commitment under the Credit Agreement.

(e)           Fees and Expenses.

The Borrower shall have paid to the Agent (i) for the account of each Bank (excluding Deutsche Bank), an amendment fee in the amount of .05% times such Banks Commitment as in effect prior to the Second Amendment Effective Date, (ii) for the account of each Increasing Bank, a fee in the amount of .10% times the difference between such Bank’s Commitment immediately prior to the Second Amendment Effective Date and such Bank’s Commitment immediately after the Second Amendment Effective Date and (iii) all other fees and expenses due and payable, including reasonable fees of the Agent’s counsel.

3.             Miscellaneous.

(a)           All of the terms, conditions, provisions and covenants in the Notes, the Credit Agreement, the Loan Documents, and all other documents delivered to the Banks and the Administrative Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Second Amendment and are hereby ratified and confirmed.

(b)           This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(c)           The Borrower shall reimburse the Administrative Agent for all expenses for which the Administrative Agent is entitled to be reimbursed, including the fees of counsel for the Administrative Agent in connection with this Second Amendment.

(d)           Each and every one of the terms and provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Banks and the Administrative Agent and their respective successors and assigns.

4

(e)           This Second Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

(f)            The execution and delivery of this Second Amendment shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

(g)           The Borrower represents and warrants that there exists no Event of Default or Potential Default.

(h)           The Borrower represents and warrants that all of the Persons required to be “Guarantors” are in fact Guarantors, have become a party to the Guaranty and Suretyship Agreement by executing and delivering to the Administrative Agent on behalf of the Banks the guarantor joinder, and have executed this Second Amendment as of the Second Amendment Effective Date.

(i)            The Loan Parties hereby represent and warrant to the Administrative Agent and the Banks that after giving effect to this Second Amendment, (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the Second Amendment Effective Date with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, and (b) the Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the other Loan Documents.  This Second Amendment has been duly executed by an authorized officer of each Loan Party.  The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other agreement governing or binding upon any of the Loan Parties or any of their property.  Each Loan Party is in good standing in its jurisdiction of organization.

5

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:		TRIUMPH GROUP, INC.

By:	/s/ John B. Wright, II	By:	/s/ John R. Bartholdson	(SEAL)
Name:	John B. Wright, II	Name: John R. Bartholdson
Title:	Vice President, General Counsel and Secretary	Title: Senior Vice President, Chief Financial Officer and Treasurer

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Frank A. Pugliese
Name:	Frank A. Pugliese
Title:	Senior Vice President

BANK OF AMERICA, N.A., individually and as Syndication Agent

By:	/s/ Mary K. Giermek
Name: Mary K. Giermek
Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA, individually and as Documentation Agent

By:	/s/ Timothy A. Merriman
Name: Timothy A. Merriman
Title: Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, individually and as Managing Agent

By:	/s/ Tracey E. Sawyer-Calhoun
Name: Tracey E. Sawyer - Calhoun
Title: Vice President

JP MORGAN CHASE BANK, N.A. individually and as Managing Agent

By:	/s/ Lee P. Brennan
Name:	Lee P. Brennan
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ Susan S. Callahan
Name:	Susan S. Callahan
Title:	Vice President

SOVEREIGN BANK

By:	/s/ Kimberley Tavares
Name:	Kimberley Tavares
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert Bass
Name:	Robert Bass
Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Nick Lotz
Name:	Nick Lotz
Title:	Assistant Vice President

ACCEPTED AND AGREED BY
GUARANTORS AS FOLLOWS:

NU-TECH BRANDS, INC.
TRIUMPH BRANDS, INC.
TRIUMPH GROUP ACQUISITION CORP.

By:	/s/ John R. Bartholdson
Name: John R. Bartholdson
Title: President and Treasurer of each of the above named companies

CBA MARINE SAS
CONSTRUCTIONS BREVETEES D’ALFORTVILLE SAS
MGP HOLDINGS SAS
TRIUMPH LOGISTICS-UK, LIMITED (f/k/a Triumph Aftermarket Services (Europe) Limited)
TRIUMPH CONTROLS (EUROPE) SAS
TRIUMPH INTERIORS LIMITED

By:	/s/ John R. Bartholdson
Name: John R. Bartholdson
Title: Director

TRIUMPH AFTERMARKET SERVICES INTERNATIONAL, LLC

By:	/s/ John R. Bartholdson
Name: John R. Bartholdson
Title: Director and Treasurer

TRIUMPH FABRICATIONS - FORT WORTH, INC. (f/k/a Aerospace Technologies, Inc.)
CBA ACQUISITION, LLC
TRIUMPH FABRICATIONS - HOT SPRINGS, INC. (f/k/a Chem-Fab Corporation)
TRIUMPH PROCESSING, INC. (f/k/a DV Industries, Inc.)
TRIUMPH ACTUATION SYSTEMS - VALENCIA, INC. (f/k/a EFS Aerospace, Inc.)
TRIUMPH ACTUATION SYSTEMS, LLC (f/k/a Frisby Aerospace, LLC)
TRIUMPH INSTRUMENTS - TETERBORO, INC. (f/k/a Furst Aircraft, Inc.)
TRIUMPH ACTUATION SYSTEMS - CONNECTICUT, LLC (f/k/a HTD Aerospace, LLC)
HT PARTS, LLC
LAMAR ELECTRO-AIR CORPORATION
TRIUMPH AEROSPACE SYSTEMS - WICHITA, INC. (f/k/a Lee Aerospace, Inc.)
TRIUMPH STRUCTURES - KANSAS CITY, INC. (f/k/a Nu-Tech Industries, Inc.)
THE TRIUMPH GROUP OPERATIONS, INC.
THE TRIUMPH GROUP OPERATIONS HOLDINGS, INC.
TRIUMPH AEROSPACE SYSTEMS GROUP, INC.
TRIUMPH AFTERMARKET SERVICES GROUP, INC.
TRIUMPH AIRBORNE STRUCTURES, INC. (formerly Airborne Nacelle Services, Inc.)
TRIUMPH AVIATIONS, INC.
TRIUMPH FABRICATIONS - SAN DIEGO, INC. (f/k/a Triumph Components - San Diego, Inc.)
TRIUMPH COMPOSITE SYSTEMS, INC.
TRIUMPH CONTROLS, LLC (f/k/a Triumph Controls, Inc.)

TRIUMPH ENGINEERED SOLUTIONS, INC. (formerly Stolper-Fabralloy Company and Triumph Components - Arizona, Inc. and successor by merger to Advanced Materials Technologies, Inc. and Triumph Precision, Inc.)

TRIUMPH ENGINEERING SERVICES, INC.
TRIUMPH GEAR SYSTEMS, INC.
TRIUMPH GEAR SYSTEMS - MACOMB, INC. (formerly ACR Industries, Inc.)
TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
TRIUMPH INSTRUMENTS, INC. (f/k/a Triumph/JDC Company)
TRIUMPH PRECISION CASTINGS CO.
TRIUMPH STRUCTURES - LOS ANGELES, INC. (formerly Hydro-Mill Co. and successor by merger to Ralee Engineering Co.)
TRIUMPH THERMAL SYSTEMS, INC.
TRIUMPH TURBINE SERVICES, INC.
TRIUMPH STRUCTURES - WICHITA, INC.
TRIUMPH INTERIORS, LLC

By:	/s/ John R. Bartholdson
Name: John R. Bartholdson.
Title: Vice President and Treasurer of each of the above named companies

SCHEDULE 1.1(B)

BANK NAME	AMOUNT OF COMMITMENT FOR REVOLVING CREDIT LOANS	PERCENTAGE
PNC Bank, National Association 1600 Market Street, 21st Floor Philadelphia, PA 19103 Attention: Frank A. Pugliese Telephone No. (215) 585-5961 Telecopier No. (215) 585-6987 Email: frank.pugliese@pncbank.com and PNC Bank, National Association PNC Firstside Center, 4th Floor 500 First Avenue Pittsburgh, PA 15219 Attention: Lisa Pierce Telephone No. (412) 762-6442 Telecopier No. (412) 762-8672 Email: lisa.pierce@pncbank.com	$64,000,000	18.285714285%

Citizens Bank of Pennsylvania 3025 Chemical Road, Suite 300 Plymouth Meeting, PA 19462 Attention: Tim Merriman Telephone No.: (610) 941-5328) Telecopier No.: (610) 941-4136 Email: tim.merriamn@citizensbank.com	$60,000,000	17.142857143%

Bank of America, NA 10 Light Street Baltimore, MD 21202 Attention: Mary Giermek Telephone No.: (410) 605-8181 Telecopier No. (410) 539-7508 Email: mary.giermek@bankofamerica.com	$60,000,000	17.142857143%

Manufacturers and Traders Trust Company	$35,000,000	10.000000000%

BANK NAME	AMOUNT OF COMMITMENT FOR REVOLVING CREDIT LOANS	PERCENTAGE
2055 South Queen Street York, PA 17406 Attention: Tracey Sawyer-Calhoun Telephone No.: (717) 771-4927 Telecopier No.: (717) 771-4914 Email: tsawyercalhoun@mandtbank.com

JPMorgan Chase Bank, N.A. 277 Park Avenue, Floor 16 New York, NY 10017 Attention: Lee Brennan Telephone No.: (212) 622-3623 Email: lee.brennan@jpmorgan.com	$35,000,000	10.000000000%

National City Bank One South Board Street Philadelphia, PA 19107 Attention: Susan Callahan Telephone No.: (267) 256-4040 Telecopier No.: (267) 256-4001 Email: susan.callahan@nationalcity.com	$26,000,000	7.428571429%

Sovereign Bank 2191 West Union Boulevard, 2nd Floor Bethlehem, PA 18018 Attention: Kim Tavares Telephone No.: (610) 317-8693 Telecopier No.: (610) 526-6214 Email: ktavares@sovereignbank.com	$25,000,000	7.142857143%

LaSalle Bank National Association 150 North Randor Chester Road, Suite A220 Randor, PA 19087 Attention: Nick Lotz Telephone No.: (484) 254-7120 Telecopier No.: (484) 254-7150 Email: nick.lotz@abnamro.com	$25,000,000	7.142857143%

2

BANK NAME	AMOUNT OF COMMITMENT FOR REVOLVING CREDIT LOANS	PERCENTAGE
Branch Banking and Trust Company 200 West Second Street Winston Salem, NC 27101 Attention: Roberts Bass Telephone No.: (336) 733-2734 Telecopier No.: (336) 733-2740 Email: rbass@bbandt.com	$20,000,000	5.714285714%

Total	$350,000,000	100.000000000%

3

EXHIBIT 1.1(P)(1)

Pricing Grid(1)

	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V	LEVEL VI
Basis for Pricing	If the Total Indebtedness to EBITDA Ratio is less than or equal to 2.00 to 1.	If the Total Indebtedness to EBITDA Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1.	If the Total Indebtedness to EBITDA Ratio is greater than 2.50 to 1 but less than or equal to 3.00 to 1.	If the Total Indebtedness to EBITDA Ratio is greater than 3.00 to 1 but less than or equal to 3.50 to 1.	If the Total Indebtedness to EBITDA Ratio is greater than 3.50 to 1 but less than or equal to 4.00 to 1.	If the Company’s Total Indebtedness to EBITDA ratio is greater than 4.00 to 1.
Commitment Fee)	17.5	20	25	30	35	40
Euro-Rate plus	62.5	87.5	112.5	137.5	162.5	200
Base Rate plus	0	0	0	0	0	0
Letter of Credit Fee	62.5	87.5	112.5	137.5	162.5	200

(1)                                 All prices are expressed in basis points per annum; basis points in “Euro-Rate” and “Base Rate” rows represent margins added to those rates in computing the interest rate(s) payable on the Revolving Credit Loans. Pricing levels are determined quarterly on the basis of the Total Indebtedness to EBITDA Ratio set forth in the compliance certificates submitted under Section 7.3.3. which shall be on a pro forma basis to take into account acquisitions made during such quarter, as more specifically described in Section 7.2.6(ii) and the requirements set forth in the definition of Consolidated Adjusted EBITDA.  Changes in pricing levels will become effective on the fifth Business Day following the Administrative Agent’s receipt of a compliance certificate indicating a change in the Total Indebtedness to EBITDA Ratio which requires a change in pricing level.